UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 29, 2010

Commission File Number 000-52614

SHOW ME ETHANOL, LLC
(Exact name of registrant as specified in its charter)

Missouri (State or other jurisdiction of incorporation or organization)	20-4594551 (I.R.S. Employer Identification Number)

P.O. Box 9
26530 East Highway 24
Carrollton, Missouri 64633
(660) 542-6493
(Address of principal executive offices and telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting (as defined below), the Company and its members have adopted the Company’s First Amended and Restated Operating Agreement, effective March 29, 2010.  The First Amended and Restated Operating Agreement is attached hereto as Exhibit  3.2 and is incorporated herein by reference.  The amendments reflected in the First Amended and Restated Operating Agreement are detailed below in Item 5.07.

Item 5.07 Submission of Matters to a Vote of Security Holders

On March 29, 2010, Show Me Ethanol, LLC (the “Company”) held a special meeting in Carrollton, Missouri (the “Special Meeting”).  The purpose of the meeting was to approve four proposals that would convert those Class A membership units held by members with a total ownership of three (3) or less Class A membership units into Class A-1 membership units (the “Recapitalization”).  The Recapitalization reduced the number of holders of Class A membership units from over 500 members to approximately 100 members.  As a result of the Recapitalization the Company is eligible to suspend its obligation to make periodic reports pursuant to Sections 12(g) and 15(d) of the Securities Exchange Act of 1934 and intends to file the necessary forms as soon as possible.

The Recapitalization is described in detail in the Company’s definitive proxy statement for the special meeting filed with the Securities and Exchange Commission on February 24, 2010 (the “Proxy Statement”).  The Proxy Statement also includes a sample of the revocable proxy, which details the four proposals which were voted upon.  The description of the four proposals voted on at the Special Meeting appearing in the Proxy Statement is incorporated herein by reference.  Generally, the four proposals amended the operating agreement to provide for (a) reclassification of Class A membership units held by members with a total ownership of three (3) or less Class A membership units into Class A-1 membership units; (b) authorization for the board of managers of the Company to disallow transfers of membership units if such transfer would trigger registration requirements; (c) the requirement that at least four (4) managers elected to the board of managers be holders of record of Class A-1 membership units; and (d) various non-substantive changes, including revisions to the recitals, section numbering and updating the address of the principal office of the Company.

Each of the four proposals were approved by members owning over 77% of the Percentage Interest in the Company, with 3% of the Percentage Interest in the Company voting against the four proposals and 20% of the Percentage Interest in the Company not voting.

Item 9.01  Financial Statements and Exhibits

3.2           First Amended and Restated Operating Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2010	SHOW ME ETHANOL, LLC

	By:	/s/Richard Hanson
Name: Richard Hanson Title: General Manager & Chief Financial Officer